-more- News ONEOK Closes Sale of Wholly Owned Interstate Natural Gas Pipelines Guardian, Midwestern and Viking Gas Transmission Pipelines Sold to DT Midstream for $1.2 Billion TULSA, Okla. – Dec. 31, 2024 – ONEOK, Inc. (NYSE: OKE) today announced that it has closed the sale of its three wholly owned interstate natural gas pipeline systems to DT Midstream, Inc. (NYSE: DTM), effective as of 11:59 p.m. Central on Dec. 31, 2024, for a total cash consideration of $1.2 billion, subject to customary adjustments. “The closing of this transaction represents another milestone in the strategic optimization of our integrated asset portfolio and advances our capital allocation priorities,” said Pierce H. Norton II, ONEOK president and chief executive officer. “As the new owner of these pipelines, DT Midstream brings a shared commitment to safety, reliability and excellence that will serve all stakeholders well. “We appreciate the dedication of our employees transitioning to DT Midstream, where they will play a vital role in establishing the company’s new Tulsa office and continue to be instrumental in the success of these essential natural gas systems moving forward,” added Norton. The three interstate natural gas pipeline systems included in the sale are Guardian Pipeline, Midwestern Gas Transmission and Viking Gas Transmission. The net proceeds from the sale are expected to enhance ONEOK’s financial flexibility as it progresses toward its previously announced leverage target of 3.5 times during 2026. At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation and storage services. Through our more than 50,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest Dec. 31, 2024 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Alicia Buffer 918-861-3749 Exhibit 99.1

ONEOK Closes Sale of Wholly Owned Interstate Natural Gas Pipelines Dec. 31, 2024 Page 2 -more- diversified energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world. ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook, X and Instagram. Cautionary Statement Regarding Forward-Looking Statements: This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that ONEOK expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward- looking statements can be identified by the use of forward-looking or conditional words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “opportunity,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “target,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding ONEOK’s ability to achieve the intended operational, financial and strategic benefits from the consummation of the transaction with DT Midstream, Inc. (the “Transaction”), including with respect to deleveraging. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Such risks include, but are not limited to, our ability to achieve the benefits expected from, and other risks associated with, the consummation of the Transaction; the risk of potential adverse reactions or changes to business or employee relationships, including those resulting from the consummation of the Transaction; the risk that the consummation of the Transaction disrupts current plans and operations of ONEOK; changes in domestic and foreign business, market, financial, political and legal conditions; risks related to the impact of any economic downturn and any substantial decline in commodity prices; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. All such risks are difficult to predict and are beyond ONEOK’s control, including those detailed in ONEOK’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on ONEOK’s website at www.oneok.com and on the website of the Securities and Exchange Commission at www.sec.gov. All forward-looking statements are based on assumptions that ONEOK believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and ONEOK does not assume or undertake any obligation to correct or update any forward- looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. ###